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                             PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000

                                                                            Number         Market
                            Common Stocks                                   of Shares      Value
----------------------------------------------------------------            ---------      -------


Financial Services (19.3%)
   General Electric Co.
      (Diversified financial and industrial company)                         40,400      $6,269,575
   Northern Trust Corporation
      (Bank specializing in trust services)                                  68,000       4,594,250
   State Street Corporation
      (Provider of U.S. and global securities custodial services)           106,200      10,288,125
                                                                                        -----------
                                                                                         21,151,950
                                                                                        -----------
Computer Equipment (18.7%)
   Hewlett-Packard Company
      (Manufacturer of printers, computers, and supplies)                    54,000       7,158,375
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers,
      and memory chips)                                                      95,000      12,534,062
   International Business Machines Corporation
      (Global provider of information technology, hardware,
      software, and services)                                                 8,600       1,014,800
                                                                                        -----------
                                                                                         20,707,237
                                                                                        -----------
Industrial Services (12.2%)
   Automatic Data Processing, Inc.*
      (Leading provider of computing and data processing services)           21,500       1,037,375
   G&K Services Inc., Class A
      (Uniform rental service)                                               90,000       1,759,221
   Interpublic Group of Companies, Inc.
      (Worldwide advertising agencies)                                      175,000       8,268,750
   Omnicom Group, Inc.
      (Worldwide advertising agencies)                                       27,000       2,522,813
                                                                                        -----------
                                                                                         13,588,159
                                                                                        -----------
Software (12.0%)
   BMC Software, Inc.*
      (Develops data and application management software)                    31,500       1,555,313
   Microsoft Corporation*
      (Personal computer software)                                          111,000      11,793,750
                                                                                        -----------
                                                                                         13,349,063
                                                                                        -----------
Electronic Equipment (7.8%)
   American Power Conversion*
      (Leading producer of uninterruptible power supply products)           204,000       8,746,500
                                                                                        -----------

*Non-income producing security.

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                             PAPP STOCK FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000
                                                                            Number         Market
                           Common Stocks(continued)                         of Shares      Value
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
Medical Products (6.3%)
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                      137,000      $7,046,937
                                                                                         ----------
Pharmaceutical (6.1%)
   American Home Products Corporation
      (Prescription pharmaceuticals)                                         17,500         938,438
   Merck & Company
      (Prescription pharmaceuticals)                                         95,000       5,901,875
                                                                                         ----------
                                                                                          6,840,313
                                                                                         ----------
Investment Management (4.7%)
   T. Rowe Price Associates, Inc.
      (No-load mutual fund company)                                         132,000       5,214,000

Specialty Retailing (4.2%)
   Walgreen Company
      (Retail drug store chain)                                              80,000       2,060,000
   Wal-Mart Stores, Inc.
      (Leading discount retailer)                                            47,000       2,608,500
                                                                                         ----------
                                                                                          4,668,500
                                                                                         ----------
Restaurants (3.9%)
   McDonald's Corporation
      (Fast food restaurants and franchising)                               115,000       4,319,687

Consumer Products (2.0%)
   Clorox Company
      (Manufacturer of bleach and other consumer products)                   70,000       2,275,000

Telecommunications (1.5%)
    Motorola, Inc.
      (Manufacturer of communication equipment)                              12,000       1,708,500
                                                                                         ----------

Total Common Stocks - 98.7%                                                             109,615,846
Cash and Other Assets, Less Liabilities - 1.3%                                            1,412,999
                                                                                        -----------
Net Assets - 100%                                                                      $111,028,845
                                                                                        ===========
Net Asset Value Per Share
(Based on 2,460,876 shares outstanding at March 31, 2000)                              $      45.12
                                                                                        ===========

*Non-income producing security

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